CREDIT AGREEMENT

This Credit Agreement (this "Agreement"), dated as of November 15, 2008 (the "Effective Date"),  is  made  by  and  among Gateway Certifications, Inc. a Nevada corporation the  "Borrower") and Michael Belton,  an  individual  (the  "Creditor").

W I T N E S S E T H

WHEREAS, the Borrower desire to obtain credit from the Creditor for working capital and other general business purposes; and

WHEREAS, the Creditor is willing to extend credit to the Borrower on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and  agreements set forth herein, and other good and valuable consideration exchanged between the parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I – DEFINITIONS

Section 1.1 Definitions.  In addition to terms defined elsewhere in this Agreement, the following terms have the meanings indicated which meanings shall be equally applicable to both the singular and the plural forms of such terms:

1.1.1 "Credit Extension" shall mean the extensions of credit by the Creditor to the Borrower on any given Credit Extension Date.

1.1.2 "Credit Extension Date" shall mean the date as of which a Credit Extension is consummated.

1.1.3 "Default"  means  any event which, with the lapse of time, the giving  of  notice,  or  both,  would  become  an  Event  of  Default.

1.1.4 "Indebtedness" of any Person shall mean (i) all indebtedness or liability for  borrowed money or for the deferred purchase price of any property (including accounts payable  to trade creditors under customary trade credit terms) or services for which the Person is liable as principal, (ii) all indebtedness (excluding unaccrued finance charges) secured by a Lien on property owned or being purchased by the Person, whether or not such indebtedness shall have been assumed by the Person, (iii) any arrangement (commonly described as a sale-and-leaseback transaction) with any financial institution or other lender or investor providing for the leasing to the Person of property which at the time has been or is to be sold or transferred by the Person to the lender or investor, or which has been or is being acquired from another Person, and (iv) all obligations of partnerships or joint ventures in respect of which the Person is primarily or secondarily liable as a partner or joint venturer or otherwise (provided that in any event for purposes of determining the amount of the Indebtedness, the full amount of such obligations,  without giving effect to the contingent liability or contributions of other participants in the partnership or joint venture, shall be included).

1.1.5 "Lien" shall mean a mortgage, pledge, lien, hypothecation, assignment, security  interest or other charge or encumbrance or any segregation of assets or revenues or other preferential arrangement (whether or not constituting a security interest) with respect to any present or future assets, including fixtures, revenues or rights to the receipt of income of the Person referred to in the context in which the term is used.

1.1.6 "Loan" shall mean the aggregate principal amount of credit extended by the  Creditor as a loan or loans to the Borrower under Article 2 hereof, or, where the context so requires.

1.1.7 "Loan Documents" shall mean those documents executed or submitted in  connection with the Loan, including, without limitation, (i) the Note; (ii) this Credit Agreement and (iii) all other documents and instruments executed by the Borrower in  connection  with the Loan and/or as may be required by Creditor or Creditor's counsel, including those referred to in Section 6 hereof.

1.1.8 "Note" shall mean the $6,000 Commercial Promissory Note described  in Section 2.2 hereof and dated of even date herewith and payable to the order of the Creditor, substantially in the form of Exhibit "A" attached hereto and made a part hereof, and any  modifications, renewals, replacements or substitutions therefor made from time to time hereafter, and to the extent applicable.

1.1.9 "Obligations"  shall  mean  the  any  and  all  liabilities, obligations,  covenants,  duties  and  debts,  owing by the Borrower to the Creditor, arising under this Agreement or any other Loan Document, including without limitation, all interest, charges, indemnities, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to the Borrowers hereunder or under any other Loan Document, or any other agreement between the Creditor and the Borrower.

1.1.10 "Person" shall mean any natural person, corporation, unincorporated organization,  trust, joint-stock company, joint venture, association, company, partnership or government, or any agency or political subdivision of any government, or other entity of whatever nature.

Section 1.2 Accounting Terms. Accounting terms not specifically defined in this Agreement shall have the meaning given to them under accounting principles and  practices generally accepted in the United States, applied on a consistent basis with the financial statements referred to in Section 3.3 hereof, and shall be determined both as to classification of items and amounts in accordance therewith.

Section 1.3 Other Definitional Provisions. The words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection and Exhibit references are to this Agreement unless otherwise specified.

ARTICLE II - LOAN

Section 2.1 Loan. The Creditor shall make Credit Extensions to the Borrower in the gross amount of $6,000 (the “Loan”) upon receipt of an authorization (a “Draw Authorization”) in the form and content substantially the same as the attached Exhibit "B".

Section 2.2 Note. In consideration of the Loan, the Borrower shall execute and deliver in favor of Creditor a note in the form and content substantially the same as the attached Exhibit "A" (the “Note”), providing with respect to the Loan a maturity date of June 30, 2013 and interest accruing on the principal balance outstanding from time to time at an annual rate of Eight

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percent (8%) payable as provided in the Note. The Note shall be prepayable without premium or penalty.

 ARTICLE III - REPRESENTATIONS AND WARRANTIES

In order to induce the Creditor to enter into this Agreement and to make the Loan  provided for herein, the Borrower makes the following representations and warranties to the Creditor all of which are true and correct as of the date hereof and shall be true and correct as of the date of each Credit Extension, and all of which shall survive the execution and delivery of this Agreement, the Note and the other Loan Documents:

Section 3.1 Corporate Existence and Power. The Borrower is duly organized validly existing and in good standing under the laws of its state of organization and is duly qualified or licensed to transact business in all places where such qualification or license is necessary.  The Borrower has the power to enter into and perform this Agreement and the Loan Documents, to the extent that it has executed such documents, and this Agreement does, and the Loan Documents when duly executed and delivered for value will, constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms.

Section 3.2 Authority. The making and performance by the Borrower of this Agreement,  the  Note, the Loan Documents, and any additional documents pursuant hereto, has been duly authorized by all necessary legal action of the Borrower, and  does  not  and  will not violate any provision of law or regulation, or any writ, order or decree of any court, governmental, regulatory authority or agency, and does not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under,  or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower, pursuant to any instrument or agreement to which the Borrower is a party or by which the Borrower or its properties may be bound or affected.

Section 3.3 Financial Condition. The financial statements of the Borrower attached hereto as Exhibit “C” (the “Financials”) were prepared in accordance with generally accepted accounting principles consistently applied, are complete and correct and fairly present the consolidated financial condition of the Borrower as of that date. Other than as disclosed by those financial statements, the Borrower has no direct or contingent obligations or liabilities which would be material to the financial position of the Borrower, nor any material unrealized or anticipated losses from any commitments of the Borrower. Since the date of such financial statements, there has been no material adverse change in the business or financial condition of the Borrower.

Section 3.4 Full Disclosure.  The  Financials do not, nor does this Agreement, nor any written statement furnished by the Borrower to the  Creditor in connection with the negotiation of this Agreement or the Loan, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which the Borrower has not disclosed to the Creditor in writing which materially and adversely affects nor, so far as the Borrower can now foresee, is reasonably likely to prove to materially and adversely affect the business or financial condition of the Borrower or the ability of the Borrower to perform this Agreement, the Note, the or any other Loan Document.

Section 3.5 Litigation.  There are no suits, actions or proceedings pending, or to the knowledge of the Borrower, threatened before any court or by or before any governmental or regulatory authority, commission, bureau or agency or public regulatory body against or affecting

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the Borrower which, if adversely determined, would have a material adverse effect on the business or financial condition of the Borrower.

Section 3.6 Payment of Taxes.  As of the date of execution of this Agreement, federal income tax returns of the Borrower have been filed with the United States Internal Revenue Service and  no deficiencies have been assessed. The Borrower has filed or caused to be filed, or has obtained extensions to file all federal, state and local tax returns which are required to be filed, and has paid or caused to be paid, or  has reserved on its books amounts sufficient for the payment of, all taxes as shown on said returns or on any assessment received by it, to the extent that the taxes have become due, except as otherwise permitted by the provisions hereof. The Borrower has set  up reserves which are reasonably believed by the Borrower to be adequate for the payment of said taxes for the years that have not been audited by the respective tax authorities.

Section 3.7 No Adverse Restrictions or Defaults. The Borrower is not a party to any agreement or instrument or subject to any court order or judgment, governmental decree, charter or other restriction adversely and materially affecting it business, properties or assets, operations or condition (financial or otherwise). The Borrower is not in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party or by which it and its respective properties, may be bound or affected, or under any material law, regulation, decree, order or the like, which default would have a material adverse effect on the Borrower.

Section 3.8 Authorizations.  All material authorizations, consents, approvals and licenses required under applicable law or regulation for the ownership or operation of the property owned or operated by the Borrower or for the conduct of business in which the Borrower is engaged, have been duly issued and are in full force and effect, and to the best of Borrower’s actual knowledge, the Borrower is not in default under any material order, decree, ruling, regulation, closing agreement or other decision or instrument of any government commission, bureau or other administrative agency or public regulatory body having jurisdiction over the Borrower, which default would have a material adverse effect on the Borrower. No approval, consent or  authorization of or filing or registration with any governmental commission, bureau or other regulatory authority or agency is required with respect to the execution, delivery or performance of this Agreement, the Note or any of the Loan Documents executed in connection with the making of the Loan, other than filings required under applicable securities laws which shall have been duly made by the Borrower as of the Effective Date.

Section 3.9 Title to Property. The Borrower has good and marketable fee title to all real property, and good and marketable title to all other property and assets, reflected in the Financials or purported to have been acquired by it subsequent to such date, except property and assets sold or otherwise disposed of subsequent to such date in the ordinary course of business.  All  property  and assets of any kind of Borrower, are free from any liens except as disclosed on the Financials provided to the Creditor and other matters such as easements, covenants, and restrictions  that do not materially adversely affect its use or enjoyment of such property. Borrower enjoys peaceful and undisturbed possession under all of the leases under which it is operating, if any, none of which contain any provisions that will materially impair or adversely affect the operations of the Borrower.

Section 3.10 Indemnification by Borrower. All of the representations and warranties of Borrower, as set forth in this Agreement shall survive the making of this Agreement and the full repayment of the Loan; accordingly, in the event of any claims against Creditor, resulting in the

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breach of any of the foregoing warranties and representations, the Borrower shall and hereby  agrees to indemnify Creditor for any such claims notwithstanding the full repayment of the Loan.  Each and every Credit Extension under this Agreement shall constitute a new and independent representation and warranty to Creditor with respect to all of the matters set forth in this Agreement, as of the Credit Extension Date of each Credit Extension.

ARTICLE IV - AFFIRMATIVE COVENANTS

The Borrower covenants and agrees that from and after the Effective Date and until payment in full of the principal of and interest on the Note, unless the Creditor shall otherwise consent in writing, the Borrower will:

Section 4.1 Existence.  Do or cause to be done all things necessary to preserve and keep in full force and  affect  its  legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in each jurisdiction where qualification is necessary or desirable in view of its business operations or the ownership of its properties.

Section 4.3 Maintenance of Business and Property. Continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all needful and proper repairs, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be conducted properly and advantageously at all times.

Section 4.4 Filings. Make all filings as required by federal and state securities and other laws and regulations, or by any domestic securities exchange or trading market, and provide copies thereof to the Creditor promptly after such filing or filings.

Section 4.5 Payment of Indebtedness, Taxes, Etc.

4.5.1 Pay all of its indebtedness and obligations promptly and in accordance with normal terms; and

4.5.2 Pay and discharge or cause to be paid and discharged promptly all taxes,  assessments and governmental charges or levies imposed upon it or upon its property or upon any part thereof, before the same shall become in  default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided however, that the Borrower shall not be required to pay and discharge or to cause to be paid and discharged any tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves with respect to any tax, assessment,  charge, levy or claim, so contested.

Section 4.7 Compliance with Laws. Duly observe, conform and comply with all laws, decisions,  judgments,  rules, regulations and orders of all governmental authorities relative to the conduct of its business, its properties, and assets, except those being contested in good faith by appropriate proceedings diligently pursued; and maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business.

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Section 4.8 Notice of Default. Upon the occurrence of any Default or Event of Default, promptly furnish written notice thereof to the Creditor.

Section 4.9 Inspection.  At reasonable times and after reasonable prior written notice,  the Borrower shall permit any representatives of Creditor to visit and inspect any of the properties of the Borrower, to examine and copy all books of account, records, reports and other papers, and to discuss the affairs, finances and accounts with Borrower's employees and independent accountants at all such reasonable times and as often as may be reasonably requested.

Section 4.10 Notice of Litigation and Other Proceedings. Give prompt notice in  writing to the Creditor of the commencement of (a) all material litigation which, if adversely determined, might adversely affect the business or financial condition of the Borrower; (b) all other litigation involving a claim against the Borrower for $10,000 or more in excess of applicable insurance coverage; and (c) any citation, order, decree, ruling or decision issued by, or any denial of any application or petition to, or any proceeding before any governmental commission, bureau or other administrative agency public regulatory body against or affecting the Borrower, or any property of the Borrower or any lapse, suspension or other termination or modification of any certification, license, consent or other authorization of any agency or public regulatory body, or any refusal of any thereof to grant any application therefor, in connection with the operation of any business conducted by the Borrower.

ARTICLE V – RESTRICTIVE COVENANT

The Borrower covenants and agrees that from the Effective Date and until payment in full of the principal of and interest on the Note, unless the Creditor shall otherwise consent in  writing, the  Borrower will not:

Section 5.1 Limitation on Indebtedness. Incur, create, assume or permit to exist any  Indebtedness, except

5.2.1 The Note and any other Indebtedness of the Borrower to the Creditor;

5.2.2 Indebtedness which is subordinated to the prior payment in full of the principal of, and interest on, the Note and all other amounts due and payable under the Note on terms and conditions approved  in  writing  by  the  Creditor;

5.2.3 Indebtedness representing the unpaid purchase price of equipment purchased by the  Borrower in the ordinary course of its business and Indebtedness existing upon assets acquired  by the Borrower; and

5.2.4 Existing Indebtedness reflected in the Financials.

ARTICLE VI - CONDITIONS TO CREDITOR'S OBLIGATIONS TO LOAN

The conditions listed below are precedent to any obligations of the Creditor and shall be complied with in form and substance satisfactory to Creditor and its counsel prior to the Creditor's obligation to extend any credit under the Loan:

Section 6.1 Each Credit Extension. The obligation of the Creditor to make each Credit Extension pursuant to Article 2 herein is subject to no adverse change in the condition, financial or otherwise of the Borrower and is subject to the following conditions precedent, each of which

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shall have been met or performed by the Credit Extension Date: (i) No Default or Event of Default shall have occurred and be continuing or will occur upon the making of the Loan on such Credit Extension Date, and all representations and warranties made by the Borrower herein or otherwise in writing in connection herewith shall be true and correct in all material respects with the same effect as though the representations and warranties had been made on and as of such Credit Extension Date, and (ii) a certificate to this effect shall have been issued to the Creditor on such Credit Extension Date by the Borrower’s Treasurer or Chief Financial Officer.

Section 6.2 Loan Documents. The appropriate parties shall have executed and delivered the Note to Creditor.

Section 6.3 Supporting Documents.  The Borrower shall have executed and delivered, or caused to be executed and delivered, to the Creditor each of the certificates and the other Loan Documents and all additional opinions, documents and certificates that the Creditor or its counsel may require, and all such opinions, certificates and documents specified in this Article 6 shall be reasonably satisfactory in form and substance to the Creditor and its counsel.

ARTICLE VII- EVENTS OF DEFAULT

Section 7.1 Events of Default.  If any one of the following "Events of Default” shall occur and shall not have been remedied:

7.1.1 Any representation or warranty made or deemed made by the Borrower herein or in any of the other Loan Documents, or in any certificate or report furnished by the Borrower at any time to the Creditor, shall prove to have been incorrect, incomplete or misleading in any material respect on or as of the date made or deemed made; or

7.1.2 The Borrower shall fail to pay, when due, any principal of or interest on the Note, or to pay when due any other sum payable under this Agreement and the same is not paid within 3 days after written notice from Creditor; or

7.1.3 Any default by the Borrower under any Indebtedness or other obligation to the Creditor which is not cured within any grace periods provided thereunder; or

7.1.4 The Borrower shall default in any material respect in the performance of any agreement, covenant or obligation contained herein or in any of the other Loan Documents if the default continues for a period of 3 days after notice of default to the Borrower by the Creditor; or

7.1.5 Final judgment for the payment of money in an amount in excess of $10,000 shall be rendered against the Borrower and the same shall remain undischarged for a period of 3 days, during which period execution shall not effectively be stayed, provided the Borrower will have  the right to contest in good faith by appropriate proceedings and provided the Borrower shall have set aside on its books adequate reserves for payment of such money; or

7.1.6 The Borrower defaults in the performance of its obligations with respect to any  Indebtedness in excess of $10,000 or as lessor or lessee under any lease of all or any material portion of its property, after the expiration of any applicable cure periods; or

7.1.7 The Borrower shall cease to exist or to be qualified to do or transact business under the laws of its state of organization or in any places where such existence or qualification is

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necessary, or shall be dissolved or terminated or shall be a party to a merger or consolidation, or shall sell all or substantially all of its assets; or

7.1.8 The Borrower shall (i) voluntarily terminate operations or apply for or consent to  the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of the Borrower, or of all or of a substantial part of the assets of the Borrower, (ii) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts,  (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

7.1.9 The Borrower shall fail to furnish to the Creditor notice of default in accordance with Section 4.8 hereof, within 3 days after any such notice of default becomes known to the President or Chief Financial Officer of the Borrower, whether or not notification to the Borrower is furnished by the Creditor.

Section 7.2 THEREUPON,  in the case of any such Event of Default, the Creditor may, by written notice to the Borrower, at the Creditor’s option: (A) immediately terminate the commitment of the Creditor to extend credit hereunder, and/or (B) immediately declare the principal of, and  interest accrued on, the Note and all other amounts due and payable under the Note immediately due and payable without presentment, demand, protest or notice, whereupon the same shall become immediately due and payable.

ARTICLE VIII – MISCELLANEOUS

Section 8.1 No Waiver, Remedies Cumulative. No failure on the part of the Creditor to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

Section 8.2 Survival of Representations. All representations and warranties made  herein shall survive the making of the Loan hereunder and the delivery of the Note, and shall  continue in full force and effect so long as the Note is outstanding and unpaid and the  commitment to make the Loan has not been terminated.

Section 8.3 Notices.  Any notice or other communication hereunder to any party hereto shall be by hand delivery, facsimile, recognized overnight courier or registered or certified mail, return receipt requested, and shall be deemed to have been given or made when delivered to the party at its address set forth above or fax number specified next to its signature hereto (or at any other address or fax number that the party may hereafter specify to the other party in writing).

Section 8.4 Construction.  This Agreement and the other Loan Documents shall be deemed agreements made under the laws of the State of New York and shall be governed by and construed in accordance with the law of said state without regard to the principles of conflict of laws, and any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents shall be commenced and maintained in any court of competent subject matter

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jurisdiction in New York County, New York, New York, and any objection to such jurisdiction and venue is hereby expressly waived.

Section 8.5 Successors and Assigns. This Agreement shall be binding upon and shall  inure to the benefit of the Borrower and the Creditor, and their respective  successors and assigns, provided, that the Borrower may not assign any of its rights, or transfer any of its liabilities, hereunder without the prior written consent of the Creditor, which may be arbitrarily withheld, and any such assignment or transfer will be void.

Section 8.6 Limit on Interest.  Anything herein or in the Note to the contrary notwithstanding, the obligations of the Borrower under this Agreement and the Note to the Creditor shall be subject to the limitation that payments of interest to the Creditor shall not be required to the extent that receipt of any such payment by the Creditor would be contrary to provisions of law applicable to the Creditor (if  any) which limit the maximum rate of interest which may be charged or collected by the Creditor; provided however, that nothing herein shall be construed to limit the Creditor to presently existing maximum rates of interest, if any increased  interest rate is hereafter permitted by reason of applicable federal or state legislation.

Section 8.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to an original and all of which when taken together shall  constitute but one and the same instrument.

Section 8.8 Headings. The headings are for convenience only and are not to affect the construction of or to be taken into account in interpreting the substance of this Agreement.

Section 8.9 Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.  Furthermore, in lieu of such illegal, invalid and unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in nature in its terms to such illegal, invalid or unenforceable provision as may be legal, valid and enforceable.

Section 8.10 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement with respect to the matters herein and is intended as a complete and exclusive statement of the terms hereof, and this Agreement supersedes and replaces all prior negotiations and agreements between the parties hereto, or any of them, whether oral or written regarding such matters.  Each of the parties hereto acknowledges that no other party, agent or attorney of any other party, has made any promise, representation or warranty whatsoever, expressed or implied, not contained herein concerning such matters to induce the other party to execute this Agreement or any of the other documents referred to herein, and each party hereto acknowledges that it has not executed this Agreement or such other documents in reliance upon any such promise, representation or warranty not contained herein.

Section 8.11 Integration. This Agreement, together with the other documents and  instruments executed herewith and contemplated by this Agreement, comprises the complete and integrated agreement of the parties hereto with respect to the matters herein and supersedes all prior agreements, written or oral, regarding such matters. The Loan Documents were drafted with

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the joint participation of Borrower and Creditor, and their respective counsel, and shall be construed neither against nor in favor of any of them, but rather in accordance with the fair meaning thereof.

Section  8.12  Course of Dealing; Amendment; Supplemental Agreements. No course  of  dealing between the Creditor and Borrower shall be effective to amend, modify or change any provision of this Agreement. This Agreement or any document executed in connection herewith, may not be amended, modified, or changed in any respect except by agreement in writing signed by the Creditor and the Borrower.

Section  8.13  Indemnification.  The Borrower hereby agrees to hold the Creditor and its officers, directors, employees and agents harmless from and against all claims, damages, liabilities and expenses, including reasonable attorney fees and disbursements of counsel, which may be incurred by or asserted against any of them in connection with or arising out of any investigation, litigation, or proceeding relating to the Loan, except that the Borrower shall not be required to indemnify any of them to the extent that such claims, damages, liabilities or expenses  arise from their gross negligence or willful misconduct.

IN  WITNESS  WHEREOF,  the  parties hereto have caused this Agreement to be effective on  the  Effective Date.

“BORROWER”

Gateway Certifications, Inc.

Fax No. (718) 386-0233

/s/ Lawrence Williams, Jr.

Lawrence Williams, Jr.

President  & Treasurer

"CREDITOR"

/s/ Michael Belton

Michael  Belton

Individually

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